UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2022
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Stericycle, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2355 Waukegan Road
Bannockburn, Illinois 60015
(Address of principal executive offices including zip code)
(847) 367-5910
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRCL	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

We held our 2022 Annual Meeting of Stockholders on May 26, 2022.

At the meeting, stockholders voted on the following matters:

(1) the election to our Board of Directors of the nine nominees for director named in the proxy statement;

(2) an advisory vote to approve executive compensation (the “say-on-pay” vote);

(3) ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022;

(4) a stockholder proposal entitled Special Shareholder Meeting Improvement; and

(5) a stockholder proposal related to a civil rights audit.

The results of this voting were as follows:

Election of Directors

	For	Against	Abstain	Broker Non-Vote
Robert S. Murley	84,982,239	393,714	47,652	2,225,367
Cindy J. Miller	85,021,859	360,419	41,327	2,225,367
Brian P. Anderson	84,506,957	873,642	43,006	2,225,367
Lynn D. Bleil	84,112,261	1,177,857	133,487	2,225,367
Thomas F. Chen	84,823,289	563,527	36,789	2,225,367
J. Joel Hackney, Jr.	84,828,279	465,355	129,971	2,225,367
Stephen C. Hooley	84,220,151	1,063,303	140,151	2,225,367
Kay G. Priestly	84,949,226	389,499	84,880	2,225,367
James L. Welch	84,907,571	386,077	129,957	2,225,367

Approval of Executive Compensation (the say-on-pay vote)

For	Against	Abstain	Broker Non-Vote
82,441,042	2,919,941	62,622	2,225,367

Ratification of Appointment of Ernst & Young LLP

For	Against	Abstain	Broker Non-Vote
83,569,882	4,032,308	46,782	0

Stockholder Proposal Entitled Special Shareholder Meeting Improvement

For	Against	Abstain	Broker Non-Vote
23,785,665	61,587,782	50,158	2,225,367

Stockholder Proposal Related to a Civil Rights Audit

For	Against	Abstain	Broker Non-Vote
51,459,914	33,445,835	517,856	2,225,367

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 1, 2022		Stericycle, Inc.

	By:	/s/ Janet H. Zelenka

Janet H. Zelenka
Executive Vice President, Chief Financial Officer and Chief Information Officer